Exhibit 99.1

Investor Presentation www.inlandrealestate.com NYSE: IRC 3rd Quarter 2007

FORWARD-LOOKING STATEMENTS These presentation materials contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." The Company intends that all such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please refer to the documents filed by the Company with the SEC, specifically the annual report on Form 10-K for the year ended December 31, 2006, and Form 10-Q dated September 30, 2007. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

IRC SNAPSHOT Source: Company filings. 1. Includes two non-retail properties and properties in unconsolidated joint ventures as of 9/30/07. 2. Based on total of 93 million retail center square feet in Chicago as reported by REIS. PROFILE Publicly traded REIT (NYSE: IRC) — self-administered and self-managed Targets Midwest primarily 149 Neighborhood, Community, Power, Lifestyle & Single-Tenant retail centers1 14.5 million square feet of leasable space in 12 states1 $1.7 billion in total assets1 FOCUS & CORE STRENGTHS Market Strength — largest shopping center REIT operating in Midwest2 Diverse national and local tenants Growth Potential — JVs + direct acquisitions + releasing + redevelopment Tenured team with dedicated real estate experience

IRC TEAM SENIOR MANAGEMENT TEAM AVERAGES 25 YEARS REAL ESTATE EXPERIENCE Senior Team Inland Tenure Background / Experience Daniel Goodwin 37 Yrs. Founder and controlling stockholder of Inland Group Chairman Robert Parks 37 Yrs. CEO since 2001 and President since 1994; founding President, CEO stockholder of Inland Group Mark Zalatoris 21 Yrs. CFO prior to 2004; extensive knowledge of portfolio Executive VP, COO & Treasurer Brett Brown 3 Yrs. Deep public company reporting experience; former Chief Financial Officer 15 Yrs. at Great Lakes Great Lakes REIT SVP - Financial Reporting William Anderson 20 Yrs. Skilled at analyzing, negotiating retail center VP, Transactions acquisitions and dispositions Scott Carr 19 Yrs. Overseen property management operations since 1994 President, Inland Commercial Property Management Inc

IRC PORTFOLIO Tactical Growth Strategy: Maintain Market Strength; Enhance Retail Platform Chicago MSA 93 8.8 60.9% Minneapolis MSA 30 2.7 18.4% Other 26 3.0 20.7% 149 14.5 100.0% # TOTAL % PROPERTIES1 GLA (MM) PORTFOLIO Source: Company filings. All data is as of September 30, 2007. 1. Includes properties in unconsolidated joint ventures.

IRC TODAY Groundwork Established — Measurable Impact Strong Performance 3Q07 Consistent Solid Operations JV Progress

IRC FINANCIAL SNAPSHOT SUMMARY STATISTICS Source: Company filings. All data, except per share, as of September 30, 2007. 1. Includes proportionate share of unconsolidated joint venture debt. Y-o-Y Growth 5.3 – 7.5% 2.9% FFO/Share 3Q07 $0.35 Shares Outstanding 65.5MM FFO/Share 3Q06 $0.34 Debt(1) $1.1B FFO/Share 2007E $1.40 - $1.43 Equity Capitalization $1.0B FFO/Share 2006 $1.33 Total Capitalization $2.1B Annual Dividend $0.98/share Debt/Total Capitalization 50.7% Dividend Yield 6.3% @ $15.49/share EBITDA / Interest Expense 2.7x

 Source: Company filings as of September 30, 2007 (1) Includes line of credit. (2) Includes convertible notes. FINANCIAL HIGHLIGHTS Total Assets FFO IRC Financial Highlights Debt Maturity Schedule Solid Fundamentals Consistent growth Well-laddered debt maturity schedule

Dividend growth of 40% FFO payout reduced to 68.3% from 110% IRC has raised dividend 13 times in last 12 years 144th consecutive monthly dividend paid October 2007 Source: Company filings. SOLID FFO & DIVIDEND GROWTH FFO Per Share Growth Favorable to Peer Average: 1995 - 2006 IRC GROWTH 1995 - 2006 FFO/Sh. Dividend/Sh. Payout Ratio

IRC TENANTS — IN-DEMAND & DIVERSIFIED Portfolio space leased 70% to national retailers; 30% to local retailers No single tenant comprises more than 6% annual base rent NATIONAL AND LOCAL RETAILERS – % TOTAL SQUARE FEET Source: Company filings as of September 30, 2007 Note: Marks on slide are registered trademarks of entities unaffiliated with Company. Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn. Local Retailers: 30% Supervalue (Jewel / Cub Foods): 7% TJX Companies: 3% Dominick’s Finer Foods: 4% Other National Retailers: 43% KMart.: 3% Roundy’s: 3% Kohl’s: 2% PetsMart: 2% Kroger: 2% Wickes Furniture: 1%

Average 3-Mile Population Average 3-Mile Income DEMOGRAPHICS – Peer Group Comparison Data as of 12/31/06 IRC data source: MapInfo Corporation, Peer data source: Green Street Advisors, Strip Center REITs , 11/8/07 72.8 85.1 87.2 90.0 102.5 167.9 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 FRT KIM IRC REG EQY DDR (In Thousands) $50.3 $54.5 $56.5 $63.5 $69.4 $86.2 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 IRC FRT REG EQY KIM DDR (In Thousands)

STABLE LEASE ROLLOVER LEASE ROLLOVER AS A % OF CONTRACTUAL RENT2 1. Based on annual base rent 2. Source: Company filings as of September 30, 2007 33.8% 6.0% 8.1% 7.0% 10.4% 8.4% 8.0% 8.8% 7.6% 1.9% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016+ SOLID UNDERLYING CASH FLOWS Top 10 Retail Tenants1: 24% of total base rents 70% of those rents investment grade tenants No more than 10.4% of annual base rent expected to roll in next 8 years

LEASING EFFICIENCIES Market Saturation — Multiple Lease Signings Note: Marks on slide are registered trademarks of entities unaffiliated with Company. Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn. As of September 30, 2007 Tenant # Leases Annual Rent Roundy’s — 3 Leases $2.0 Million Second Wind — 15 Leases $1.5 Million Office Depot — 5 Leases $1.2 Million Food 4 Less — 2 Leases $1.1 Million JoAnn — 3 Leases $1 Million Dollar Tree — 7 Leases $715,600 PetSmart — 2 Leases $621,000 Factory Card Outlet — 3 Leases $568,000 Washington Mutual — 7 Leases $563,000

RENTAL RATE GROWTH In 2006 25% of new leases were opportunities created by leasing previously occupied space Approximately $20 million invested annually in the active redevelopment of existing assets Gains achieved via releasing and retenanting of existing vacant space at market rents RENT INCREASES: RELEASING & RETENANTING Expiring Base Rent PSF New Base Rent PSF Renewals $11.77 $13.57 15.3% Increase New Leases Renewals New Leases 18.97% Increase 2006 9/30/07 $11.95 $14.21 $12.02 $15.00 24.8% Increase 25.8% Increase $13.28 $16.70 Maximizing Releasing and Retenanting Opportunities

Peer Group Median = 7.1% Source: SNL DataSource CRITICAL MASS HAS ITS BENEFITS Buying Power + Management Efficiencies Disciplined Cost Control Systemized Operations: Due Diligence + Multi-Discipline Expertise Property Tasks Centrally Managed: Deep Market Knowledge — Swift Response to Tenant Needs G&A Expenses Lower Than Peer Group Median (G&A AS % OF REVENUE 2006) KRG WRI FRT IRC DDR RPT KIM REG EQY 4.1% 4.0% 4.7% 7.1% 8.6% 11.1% 10.8% 8.3% 5.6%

ACQUISITIONS CRITERIA Well-Located Assets & Strong Tenants RETAIL TARGETS Single Assets to Entire Portfolios Neighborhood & Community Retail Grocery, Discount & Fashion Anchors Lifestyle & Power Centers Convenience Retail Triple-Net Single Tenant Properties GEOGRAPHIC TARGETS Chicagoland Twin Cities Midwest Other

1. As of September 30, 2007; Includes direct and joint venture acquisitions 2. Does not include sold properties. 3. Includes properties in unconsolidated joint ventures. ACQUISITION OPPORTUNITIES DRIVE GROWTH PORTFOLIO ACQUISITION HISTORY2 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% Acquisitions $400 $350 $300 $250 $200 $150 $100 $50 $0 Acquisitions Wtd. Avg.Cap Rate Forecasted Acquisitions IRC Acquisition Cap Rate 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005(3) 2006(3) 2007(3) SOURCE OF DEALS = NEW CONSTRUCTION + REPEAT SELLERS + OFF MARKET TRANSACTIONS In Negotiation / Contract: 14 properties; 2.0 million sq. ft.; $425 million1 In Development: 300 acres; over 2.1 million sq. ft. GLA 9.0% weighted average cap rate assets acquired 1995-2006

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Challenging Environment — JVs Aligned & Effective Strategy Retail Focus — IRC Knowledge Value-enhancing High Quality Partners — ‘Union of Expertise’ Long-term Asset Management Role

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset-Based Joint Ventures New York State Teachers’ Retirement System / NYSTRS JV Formed 2004 to acquire up to $400M retail in IRC core Midwest markets Increase income via fees: property management, leasing, acquisition services $315M invested in Midwest retail to date Focus on deploying remaining capital allocation JV Expansion: IN Retail Fund Texas Sourcing $200M retail in target Texas markets Income stream to IRC via fees: property management, leasing, acquisition services

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset Management Joint Venture Inland Real Estate Exchange Corporation / IREX Partnership forged September 2006 Explore growth potential of 1031 Exchange TIC business & earn fees Union of Expertise IRC provides acquisition and asset management expertise to premiere 1031 Exchange TIC sponsor IREX provides syndication expertise and access to large broker / dealer network YTD AT 9/30/07: - 463,000 SF FMC Technologies HQ: $65M - 73,000 SF Best Buy: $10.1M - 60,900 SF Delavan Crossing: $9.6M - 40,900 SF Apria Healthcare: $8.2M - 61,700 SF Rainbow Foods: $6.9M Achieved 2007 IREX acquisitions goal of $100 million worth of assets

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Development Joint Ventures Inland Venture Corporation / Expanded Taxable REIT Subsidiary Leverage the union of expertise between IRC and successful established developers IRC gains benefits of multiple development talent pools, capitalizing on a variety of development opportunities across varied retail markets IRC contributes leasing, property management and financing expertise to enhance productivity of new developments Programmatic Joint Venture structures provide opportunities for future development projects with existing partners

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Development Joint Ventures Inland Venture Corporation (Taxable REIT Subsidiary) – Current Development Partnerships $320,000,000 342 Acres 2,310,000 SQ FT TOTALS: $ 13,600,000 7 Acres 90,000 SQ FT Pine Tree Institutional Realty Southshore Shopping Center Boise, Idaho $ 61,200,000 53 Acres 350,000 SQ FT 11 Outlots Paradise Group Tuscany Village Clermont, Florida $ 95,200,000 74 Acres 535,000 SQ FT Tucker Development Corporation The Shops at Lakemoor Lakemoor, Illinois $ 32,300,000 32 Acres 275,000 SQ FT Pine Tree Institutional Realty Orchard Crossing Ft. Wayne, Indiana $ 17,200,000 56 Acres 260,000 SQ FT 6 Outlots 41 Acres Sold TMK Development Savannah Crossing Aurora, Illinois $100,500,000 120 Acres 800,000 SQ FT 24 Outlots North American Real Estate North Aurora Town Centre North Aurora, Illinois Estimated Development Cost Size Partner Development

IRC TODAY Retail Focus Midwest Market Dominance Growth Potential — Joint Ventures + Redevelopment + Leasing / Releasing Solid Performance & Core Operations Tenured Team